Exhibit 99.3 Third Quarter 2023 Financial Results Presentation October 25, 2023 Quarterly Earnings Report

Third Quarter Snapshot 3Q23 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 3Q23: GAAP & NON-GAAP $1,045 3Q23: GAAP $0.52 & NON-GAAP $0.60 3Q23: GAAP $59 & NON-GAAP $67 YTD: GAAP & NON-GAAP $3,203 YTD: GAAP $332 & NON-GAAP $365 YTD: GAAP $2.91 & NON-GAAP $3.20 ANNUALIZED ROTCE* BOOK VALUE PER SHARE ANNUALIZED ROCE TBV $30.06 BV $44.20 3Q23: GAAP 5.1% & NON-GAAP 5.8% 3Q23: GAAP 7.4% & NON-GAAP 8.5% YTD: GAAP 13.7% & NON-GAAP 15.1% YTD: GAAP 9.5% & NON-GAAP 10.4% * Please see our definition of ROTCE in our third quarter 2023 earnings release HIGHLIGHTS Record Increased Deposits Global Wealth Management Revenue By $600 million Continued Recruiting Repurchased Strength 1.9 million Common Shares Stable Increased Share Repurchase Net Interest Income Authorization by 10 million Shares Quarterly Earnings Report 1

Variance to Consensus Estimates

STIFEL

Third Quarter Results Variance to Consensus Estimates

(in Millions, except diluted EPS and share data)	3Q23 Operating	3Q23 Mean ANALYST	% Δ
Revenues			
Commissions + Principal transactions	$280	$275	2%
Investment banking	$147	$176	(17%)
Asset management and service fees	$333	$330	1%
Net interest	$285	$287	(1%)
Net revenues	$1,045	$1,073	(3%)
Non-interest expenses			
Compensation and benefits	606	625	3%
Compensation Ratio	*58.0%*	*58.2%*	20 bps
Non-compensation expenses, including legal charges	316	241	31%
Total non-interest expenses	922	866	6%
Income before income taxes	123	207	(40%)
Provision for income taxes	46	53	(13%)
Tax Rate	*37.7%*	*25.7%*	47%
Net Income	$77	$154	(50%)
Diluted Operating EPS*	$0.60	$1.29	(54%)
After-tax EPS Impact of Legal Rerserve*	($0.58)		

* Impact of Legal Reserves calculated as legal reserves of $67 million, an adjusted tax rate of 25%, divided by the diluted average share count.

Commentary on Variance to Analyst Estimates

- Commissions & Principal Transactions:
  - Stronger Revenue from GWM
- Investment Banking:
  - Slower Closing in Advisory
  - Weaker ECM & FICM Results
- Net Interest Income
  - Modest Cash Sorting
- Non-compensation Expense:
  - Includes $67 million of Legal Settlements
  - Higher Provision Expense
- Tax Rate:
  - Negatively Impacted by Non-Deductibility of Legal Settlement Expense

STIFEL | Quarterly Earnings Report

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Wealth Management: A Key Growth Driver CONSISTENT GROWTH $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2015 2016 2017 2018 2019 2020 2021 2022 2023* Brokerage Asset Management & Service Fees Net Interest Investment Banking & Other *2023 GWM Net Revenue based on annualized results through 9/30/2023 INCREASING PERCENTAGE OF RECURRING REVENUE RECRUITING DRIVES REVENUE GROWTH $450 700 100% 650 90% 22% $400 24% 600 34% 32% 32% 80% 33% 39% 550 $350 46% 51% 70% 500 $300 450 60% 400 $250 50% 350 $200 40% 78% 300 76% 66% 66% 66% 64% 250 30% 60% $150 53% 200 47% 20% $100 150 10% 100 $50 0% 50 $- 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Net Interest Income & Asset Management Fees Transactional & Investment Banking T-12 Cumulative Production Cumulative Gross FAs Quarterly Earnings Report 3 millions Net Revenue (millions) Financial Advisors

Third Quarter Results

STIFEL

FINANCIAL RESULTS

millions	3Q23	Y/Y Change	Sequential Change	2023 YTD	VS 2022 YTD
Global Wealth Management	$769	10%	1%	$2,284	10%
Institutional	257	-24%	-7%	867	-27%
Other	20	nm	31%	52	nm
Net revenue	**1,045**	**0%**	**-1%**	**3,203**	**-2%**
Compensation expense	606	0%	0%	1,857	-3%
Operating expense[1]	306	42%	29%	776	22%
Provision for credit loss[2]	10	55%	28%	23	-17%
Pre-tax pre-provision income	**133**	**-41%**	**-35%**	**570**	**-21%**
Pre-tax income	**123**	**-43%**	**-37%**	**547**	**-21%**
Taxes	46	-19%	-9%	154	-13%
Net income	**77**	**-52%**	**-47%**	**393**	**-24%**
Preferred dividends	9	0%	0%	28	0%
Net income available to common shareholders	67	-55%	-51%	365	-26%
Diluted EPS	**$0.60**	**-54%**	**-50%**	**$3.20**	**-23%**
Compensation ratio	58.0%	0 bps	0 bps	58.0%	-50 bps
Operating expense ratio[3]	29.3%	870 bps	670 bps	24.2%	480 bps
Pre-tax operating margin	11.8%	-900 bps	-690 bps	17.1%	-420 bps
Book value per share	$44.20	3%	-1%		
Tangible book value per share	$30.06	2%	-2%		
ROTCE[4]	8.5%	-1070 bps	-830 bps		

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our third quarter earnings release

NET REVENUE



millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,045
$1,122
$1,107
$1,051
$1,045
3Q22
4Q22
1Q23
2Q23
3Q23

REVENUE BRIDGE



millions
$1,140
$1,120
$1,100
$1,080
$1,060
$1,040
$1,020
$1,000
$1,045
$40
$33
$2
($6)
($69)
$1,045
3Q22 Net Revenue
Net Interest Income
Client Facilitation
Trading & Other
Underwriting
Advisory
3Q23 Net Revenue

STIFEL | Quarterly Earnings Report

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Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	3Q23	Y/Y Change	Sequential Change	2023 YTD	VS 2022 YTD
Transactional	$166	6%	5%	$485	-4%
Asset Management	333	11%	4%	969	-1%
Net Interest	269	11%	-3%	829	39%
Investment Banking	4	-13%	-4%	12	-18%
Other	(3)	nm	nm	(11)	nm
Total Global Wealth Management Net Revenue	$769	10%	1%	$2,284	10%
Comp. Ratio	46.8%	30 bps	10 bps	46.2%	-380 bps
Non-Comp. Ratio	14.4%	80 bps	70 bps	13.8%	-10 bps
Provision for credit loss	$10	55%	28%	$23	-17%
Pre-tax Margin	38.8%	-110 bps	-80 bps	40.0%	390 bps
Pre-tax Pre-provision Margin	40.1%	-70 bps	-50 bps	41.0%	370 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	3Q23	Y/Y	Sequential Change
Financial Advisors	2,266	1%	0%
Independent Contractors	108	6%	-1%
Total Financial Advisors	2,374	2%	0%
Client AUA	$412,458	13%	-1%
Fee-based Client Assets	$150,982	11%	-2%
Private Client Fee-based Client Assets	$132,712	12%	-2%

HIGHLIGHTS

- Record Quarterly & First Three Quarters' Net Revenue
- Second Highest Quarterly Asset Management Revenue
- Added 36 Financial Advisors, Including 24 Experienced with Total Trailing Twelve Month Production of $24.3 million
- 34% Increase in Recruited Advisors YTD 2023

NET REVENUE & MARGIN



$702
$744
$757
$758
$769
39.9%
42.6%
41.7%
39.6%
38.8%
Margin
44%
42%
40%
38%
36%
34%
32%
30%
Net Revenue (millions)
$790
$765
$740
$715
$690
$665
$640
$615
$590
3Q22
4Q22
1Q23
2Q23
3Q23
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

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Strong Bank Fundamentals SLOWING CASH SORTING NIM STABLE DESPITE RISING DEPOSIT $3,969 $3,811 COSTS 7.00% $2,068 $1,747 6.00% $1,080 $905 $726 $599 $381 $288 5.00% 3.64% 3.57% 3.53% 4.00% 3.43% 3.00% ($1,230) 3.00% ($2,022) 2.00% ($2,494) 1.00% ($3,640) ($4,364) 0.00% 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Sweep Smart Rate Ticketed MMF Net Interest Margin Deposit Costs Asset Yields ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS WELL CAPITALIZED UNDER STRESS SCENARIO 3.50% 12.0% 11.0% 3.00% 10.0% 2.50% 9.0% 2.00% 8.0% 1.50% 7.0% 0.85% 0.80% 1.00% 0.75% 6.0% 0.74% 0.70% 5.0% 0.50% 4.0% 0.00% 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Tier 1 R atio (ex. AOCI & HTM Losses) Tier 1 Ratio Well Capitalized Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Quarterly Earnings Report 6 millions

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 3Q23 Y/Y Change 2023 YTD VS 2022 YTD Change ■ Ranked #1 in Municipal Issuance YTD with 13.8% Advisory $97 -42% 11% $336 -39% Market Share Capital Raising $46 -10% -39% $177 -4% Transactional $114 -5% 1% $351 -20% ■ Increased Market Share in Equity Transactions Total Institutional Revenue* $257 -24% -7% $867 -27% ■ Improving Investment Banking Backlogs Comp. Ratio 75.0% 1260 bps 500 bps 68.4% 840 bps Non-Comp. Ratio 35.8% 1000 bps 160 bps 32.3% 1000 bps Pre-tax Margin -10.8% -2260 bps -660 bps -0.7% -1840 bps * Includes net interest, asset management, and other income EQUITIES REVENUE FIXED INCOME REVENUE $100 $150 $76 $77 $76 $113 $80 $70 $105 $101 $103 $68 $110 $92 $60 $24 $25 $28 $27 $32 $24 $21 $30 $45 $25 $70 $40 $30 $20 $74 $77 $71 $68 $67 $46 $52 $52 $46 $47 $0 -$10 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Transactional Underwriting Transactional Underwriting * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 7 millions millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 35% millions 3Q23 3Q22 Y/Y Change 63% 30% 61% 25% Compensation $606 $606 0% 59% 20% Non-compensation Expense, 57% 15% $302 $209 44% 58.0% 58.0% 58.0% 58.0% Ex. IB Gross Up & Credit Loss 55% 56.5% 10% Credit Loss Provision & IB Gross Up $14 $12 13% 53% 5% 51% 0% Non-compensation $316 $222 42% 3Q22 4Q22 1Q23 2Q23 3Q23 Pre-tax Income $123 $218 -43% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 3Q23 $700 $600 GAAP Net Income $68,161 $500 $400 Preferred Dividend $9,321 $300 $200 Net Income available to common Shareholders $58,840 $100 $0 Non-GAAP After Tax Adjustments $8,573 2019 2020 2021 2022 2023* Non-GAAP Net Income Available to Common $67,413 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2023 earnings release. *2023 annual GAAP to non-GAAP results based on annualized results through 9/30/2023 Quarterly Earnings Report 8 millions Compensation Ratio Non-compensation Ratio

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $40,000 $38,598 22.0% $37,878 $37,612 ■ Repurchased 1.9 million Shares $37,298 $37,196 $38,000 20.0% $36,000 ■ Approved Additional 10 million Share 18.0% $34,000 Repurchase Authorization $32,000 17.6% 17.3% 16.0% 16.9% 17.0% 16.8% $30,000 ■ 14.2 million Shares in Total Authorization 14.0% $28,000 $26,000 12.0% ■ Total Assets Increased $600 million $24,000 10.0% 11.1% 11.1% 11.1% 10.9% 10.8% $22,000■ Bank Funding Increased at CAGR of 13% Since 2019 $20,000 8.0% 3Q22 4Q22 1Q23 2Q23 3Q23 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 BANK FUNDING: A TRACK RECORD of GROWTH DEPLOYING EXCESS CAPITAL $50,000 $1,400,000 $45,000 $1,200,000 $40,000 $1,000,000 $35,000 $30,000 $800,000 $25,000 $600,000 $20,000 $15,000 $400,000 $10,000 $200,000 $5,000 $0 $0 2018 2019 2020 2021 2022 2023E 2017 2018 2019 2020 2021 2022 2023* ($200,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Bank Deposits Available Funding *2023 based on results through 9/30/2023 *2023 Estimated Capital Generated based annualized 3Q23 Net Income plus current capital in excess of regulatory minimum. Quarterly Earnings Report 9 (000s) millions millions

Concluding Remarks Quarterly Earnings Report

Third Quarter 2023 Financial Results Presentation October 25, 2023 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 12